

Chardan South China Acquisition Corp.

Liaoning GaoKe Energy Group

November 2007



Safe Harbor

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Head Dragon Holdings ("HDH"), Liaoning GaoKe Energy Group ("GaoKe"), Chardan South China Acquisition Corp. ("Chardan South"), and the business after completion of the share exchange. Forward looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of GaoKe management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions in China, changing interpretations of generally accepted accounting principles; outcomes of government reviews; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which HDH and GaoKe are engaged; fluctuations in customer demand; management of rapid growth; competition from other providers of power generation and grid development; timing approval and market acceptance of new products introduction; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks will be detailed in future filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Neither HDH, GaoKe nor Chardan South assume any obligation to update the information contained in this presentation.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.



Chardan South China Acquisition Corp
CSCA, CSCAW, CSCAU

SPAC formed in March 2005 to acquire an operating business in the PRC

IPO in August 2005 generated gross proceeds of $34.5 million

- 5.75 million units @ $6.00 per unit
- One Unit= 1 share of common stock PLUS 2 four-year warrants each exercisable with $5.00 into 1 share of common stock

Signed a Definitive Agreement in April 2007 to acquire Head Dragon Holdings and its 100% owned subsidiary, Liaoning GaoKe Energy Group



Liaoning GaoKe Energy Group

100% owned Chinese Operating Subsidiary

Formed in 2003 to Become the Leading Alternative Power Company in China

- Established to capitalize on the substantial inefficiencies and drawbacks of China's and SE Asia's central power systems
- Currently the leading provider of "local" distributed power generation and micro power grids in China
- Has a large clean energy technology portfolio to spur additional future growth in China and throughout SE Asia
  - Includes wind, solar, hydro power, ground source heat pumps, etc.
  - Has formed JV's with top Chinese research institutions (Tsinghua University and China Sciences Academy)



Basis for Forming GaoKe

MAJOR PROBLEMS with Traditional Central Power Generation in China / SE Asia


Inefficient, "Dirty" Power Generation
Power Loss Due to Transporting Over Long Distances
High Cost Power (Demand > Supply)
Heat Purchased from Local Suppliers
Pollution ↑
Cost ↑
Frequent & Time Consuming Repairs
Frequent Blackouts


KILOWA

GaoKe's Solution = Local, Distributed Power Generation

EFFICIENT, "GREEN" POWER

Use factory byproducts (excess steam) to create cheap, on-site power & free heat

> 80% efficiency, vs. 20-40% for traditional power

Excess power generated can be sold to local users via a micro grid or to the national grid



ECONOMICAL

Power is 1/3-1/5 the cost of national grid power

No need to buy heat from a 3rd party

System pay-back 2-5 years

RELIABLE

Eliminates reliance on national grid with its frequent blackouts

System localization makes it easier to maintain and less vulnerable to disruptions



GaoKe's Distributed Power Generation System (DG)



Steel Framing / Design Phase



Turbine Installation



Generator & Turbine



Steam Boiler Control Room



Power / Heat Control Room



Completed DG Factory



Distributed Power Generation Market - China

HUGE market potential

- **Recent 5-Year Plan promotes distributed power generation to help alleviate the national power supply shortage**
  - Historically, facilities in China did not install distributed power generation systems due to state-owned power company resistance
  - New support changes dynamics of PRC's entire power industry
  - Dramatically increased interest in distributed power generation

- **PRC government estimates that spending on new power generation in China will be at least $65-$78 billion per year for the next 4 years**



GaoKe's Distributed Power Generation Business

ONLY private company permitted to provide all aspects of distributed power generation system development in China (design, construct, install & test)

- Large state-owned power companies are "allowed" to develop distributed power generation and micro power grids, but do not
  1. SOE's have enough trouble keeping up with China's growing power needs
     1. focus on developing large power plants for the national grid
  2. SOE's lack the know-how to successfully develop efficient distributed systems

ONLY company with successful distributed generation experience in China

- GaoKe's systems have ranged from 6MW to 300MW in size
  1. 75% of customers are factories (steel, chemical, pharmaceutical, food processing, ethanol, paper, cement, etc.)
  2. 25% of customers are stand-alone facilities providing power and heat to new development zones in rural or urban areas



Barriers to Entry / Competitive Advantages



Government Restrictions

- China's power industry is highly regulated, which limits competition

Experience in China's Market

- GaoKe's systems can be installed quickly and operate efficiently
- Thorough understanding of regulations and approval processes in China

Know-How and Proprietary Processes

- Proprietary know-how balances input of steam, air and water to maximize system efficiency
- Scalable platform that can be implemented with minimal adjustments
  - 80% of the design of a second system in any industry can be adapted from previously system
  - 60% of the design of a first system in a new industry can be adapted from the platform
- Employs its own programming for automated control software to remotely and continuously monitor system performance



Distributed Power Generation Market – SE Asia

Inefficient and insufficient power generation throughout SE Asia

Local engineering companies lack experience and expertise to develop efficient distributed power generation and micro power grids

Substantial interest in "green" energy

- Governments do not want to ignore the environment during their rapid industrial expansion

GaoKe has been approached to implement systems in India, Thailand, and Indonesia



More About GaoKe

Engineering services company led by CEO Mr. Jinxiang Lu

- A leader in China's power industry for over 30 years
- Pioneered China's distributed power generation industry
- Began developing distributed generation in the 1980s after becoming frustrated with the inefficiencies of the central grid system



Attracts and retains the best engineering talent in China

- Company provides higher pay, more benefits to retain the best engineering talent available
- Presently employs >150 qualified engineers who cost only ~1/5 of Western engineers



Substantial growth since inception expected to accelerate

- After-tax earnings have grown from ~US$1.2 million in 2003 to ~US$7.5 million in 2006
- Already have $11.9 million in earnings for the first nine months of 2007
- Year-end 2007 after-tax earnings should exceed $14 million

Additional "green" energy technologies to be commercialized

- Includes wind, ground-sourced heat pumps and hydro power



New Energy Technology Development

JV with the China Science Academy in Guangzhou

- Most renowned research institution in Asia for developing new energy technologies
- Substantial expertise in wind, solar, magnetic, geothermal, tidal, and biomass
- All new technology will be owned 70% by Gaoke and 30% by Science Academy

R&D Center at Tsinghua University in Beijing

- The most distinguished university of scientific research in China
- R & D Center focused on developing new technology and processes for Gaoke's distributed generation systems
- Also has substantial expertise in wind turbine technology

清華大學
Tsinghua University



Wind Energy Business

Potential Upside: **GaoKe entered into agreements to acquire leading state-of-the-art European wind turbine technology**



- **License from Fuhrlander AG of Germany to produce and sell its 2.5MW wind turbine in China**
  - Fuhrlander's 2.5MW turbine is the largest commercialized land-based turbine in the world

    Over 160 meters tall (comparable to a 45 story building)

    Blades are ~40 meters long with diameter of ~80 meters

    Each turbine produces > 6 million kWh of clean power each year
  - Sales price in China anticipated to be RMB 20-24 million ($2.7 - $3.2 million)



Fuhrländer



Wind Energy Business

Cooperation agreement with Norwin A/S of Denmark to produce and sell its 750 kW and 225 kW wind turbines in China



- Norwin is a leading European developer of wind turbines and recently as a lead contractor in the construction of the Bahrain World
- 750kW turbine Includes proprietary technology not currently being used in China that allows for a more efficient connection to the grid
- Ideal for wind farms with low-level wind conditions
- Sales price in China for a 750 kW system anticipated to be ~US$500,000



Bahrain WTC

Setting up a JV with Norwin in Shenyang to establish new wind technology

- Will combine expertise of Norwin and GaoKe

NORWIN A/S
Wind Turbine Technologies



China's Wind Energy Market

Substantial growth in energy from wind

- **2.2 GW, or less than 1%, of China's total energy production in 2006**
- China's government plans **50 GW of wind energy production by 2020** (~5% of China's projected energy output at that time)

Substantial PRC government promotion occurring to reach goal

- Requires state-owned power companies to purchase 100% of energy produced from wind farms under long-term (20-30 year) contracts
- Requires all wind turbines installed in China to be assembled in China and 70% of components to be assembled/produced domestically (up from 10-20% of components historically)
- Mandates state-owned utilities to increase percentage of total electricity supply from wind each year
- Mandates major domestic energy companies, including the five largest power generating groups to invest a growing proportion of their earnings in developing new wind farms

China's wind turbine production market is still in its infancy with limited technology and only a few capable domestic producers

- The largest wind turbine produced domestically is 1.5 MW

GaoKe's Wind Energy Business

GaoKe's New Wind Turbine Production Facility

- Local government has approved the land rights for production facility in Shenyang
- Expected to complete 1st phase of construction and begin producing wind turbines in 2008



Sketch of GaoKe's future wind turbine assembly facility in Shenyang, China



Why GaoKe Will Succeed in the Wind Business

Will use most advanced technology

Capitalize on second-mover advantage

- Learned from mistakes of Chinese companies that rushed into wind business & underestimated the highly technical nature of wind turbine production
- Partnered with licensors to assist with the entire process
  - Includes selection of component suppliers, design and operation of assembly facility, installation of turbines, follow up maintenance, etc.

Strategic location

- Shenyang is a major industrial center, is headquarters of many component and steel suppliers, is in close proximity to many projected large wind farms, and has good access to highways and local ports

Strong relationships in China's main wind farm provinces

- Extensive experience with governments and state-owned power companies in windy Northern China

Has rights to 7 future wind farm sites in Inner Mongolia and Liaoning Province

- Combined capacity of the 7 areas is over 2 GW
- Creates an immediate customer-in-hand for wind turbines



GaoKe's Historical U.S. GAAP Financials

In USD Millions

	2003	2004	2005	2006	2007 (9 months*)
Revenue	17.7	40.5	75.5	98.7	110.5
% Increase		129%	86%	31%	
Income	0.6	2.5	4.7	7.6	11.9
% Increase		56%	88%	62%	

*unaudited



GaoKe's Historical U.S. GAAP Financials

Quarterly Breakdown - In USD Millions & Unaudited

(amount in US$mil)	Q1 2006	Q1 2007	Q2 2006	Q2 2007	Q3 2006	Q3 2007	YTD Sept 06	YTD Sept 07
Revenue	3.6	17.5	31.3	54.1	37.2	38.9	72.1	110.5
% Increase		386%		73%		5%		53%
Income	0.046	1.6	2.4	6.1	2.6	4.2	5.046	11.9
% Increase		3378%		154%		62%		136%

GaoKe's Backlog

In USD Millions

	Dec 31 2004	Dec 31 2005	Dec 31 2006	Sept 30 2007
Contract Backlog	65.2	61.2	269.0	430.6



Incentive Based Compensation

Owners of GaoKe, on an all-or-none-basis each year, will be issued 1.0 million shares of common stock if they achieve after-tax profits in the following amounts for 2007, 2008, and 2009, and 2.0 million shares of common stock each year if they receive after-tax profits in the following amounts for 2010, 2011, and 2012:

Year Ending 12/31	After-Tax Profit (USD)
2007	$ 14,000,000
2008	$ 19,000,000
2009	$ 29,000,000
2010	$ 44,000,000
2011	$ 63,000,000
2012	$ 87,000,000



Cap Table

	Investment	Shares At Closing	Warrants	Incentive Shares	Total Shares
GaoKe Shareholders		13,000,000		9,000,000	22,000,000
Bridge Loan Investors	$ 15,000,000	**650,000**			650,000
Repay at Closing	$ (15,000,000)				
Public Investment		**7,000,000**			18,500,000
SPAC Common Stock	$ 31,000,000				
SPAC Warrants	$ 57,500,000		11,500,000		
TOTALS	**$ 88,500,000**	**20,650,000**			**41,150,000**



Summary

Experienced Management Team

Profitable & Cash Flow Positive

Leading Company in China's Distributed Power Generation Market

- Recently began receiving Central Government support
- Potential market size estimated at $6.5-$7.8 billion per year
- High barriers to entry
- Substantial existing contracts

Significant Other Upside

- Wind energy
- Southeast Asia Expansion
- China's other Alternative Energy Markets



In connection with the pending transaction, Chardan South has caused a subsidiary ("Chardan Sub") to file with the SEC a Registration Statement on Form S-4 containing a Proxy Statement/Prospectus for the stockholders of Chardan South. The stockholders of Chardan South are urged to read the Registration Statement and the Proxy Statement/Prospectus, when it is available, as well as all other relevant documents filed or to be filed with the SEC, because they will contain important information about GaoKe, Chardan South, Chardan Sub and the proposed transaction. The final Proxy Statement/Prospectus will be mailed to stockholders of Chardan South after the Registration Statement is declared effective by the SEC. Chardan South stockholders will be able to obtain the Registration Statement, the Proxy Statement/Prospectus and any other relevant filed documents for free at the SEC's website (www.sec.gov). These documents can also be obtained for free from Chardan South by directing a request to Lori Johnson c/o Chardan Capital, 625 Broadway, Suite 1111, San Diego, CA 92101.

GaoKe, Chardan South and their respective directors and officers may be deemed to be participants in the solicitation of approvals from Chardan South stockholders in respect of the proposed transaction. Information regarding Chardan South's participants will be available in the Proxy Statement / Prospectus. Additional information regarding the interests of such participants will be included in the Registration Statement containing the Proxy Statement / Prospectus.